                                                       Exhibit No. EX-99.j.1

                      Consent of Independent Accountants

The Shareholders and Board of Directors
The Barrett Growth Fund:

     We consent to the use of our report  incorporated  herein by reference  and the  reference  to our firm under the  headings  "Financial  Highlights"  in the
Prospectus  and  "Independent   Accountants"  in  the  Statement  of  Additional
Information.

                      [GRAPHIC OMITTED][GRAPHIC OMITTED]

Chicago, Illinois
October 26, 2001